Share Capital, Reserves and Retained Earnings - Summary of net debt to equity ratio (Detail) € in Thousands	Dec. 31, 2022 EUR (€)	Dec. 31, 2021 EUR (€)	Dec. 31, 2020 EUR (€)	Dec. 31, 2019 EUR (€)
Disclosure Of Net Debt To Equity Ratio [Abstract]
Total liabilities	€ 276,051	€ 306,186
Less cash and cash equivalents	(54,475)	(53,472)
Net debt (a)	221,576	252,714
Total equity (b)	€ 92,556	€ 83,846	€ 75,364	€ 104,818
Net debt to equity ratio	2.39	3.01